                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14

VQC SAR 4/97

                             LETTER TO SHAREHOLDERS
March 21, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset                  [PHOTO]
management and investment banking. The
transaction was completed in October,
and we look forward to exploring the
opportunities it creates for investors.
As part of the acquisition, Van Kampen     DENNIS J. MCDONNELL AND DON G. POWELL
American Capital became the distributor
of Morgan Stanley retail funds on January 2, 1997.
    More recently, on February 5, 1997, it was announced that Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The combined company will be a preeminent global financial services firm, with leading market positions in securities, asset management and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW
    Due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates, bond prices dropped sharply in the first few months of 1996. The Fed ultimately decided to take no action, however, and bond prices responded with a rally in May. The rally continued through the latter part of 1996, with bonds regaining much of the loss they had experienced earlier in the year. Election-year politics further strengthened the municipal bond market; the flat federal income tax proposal lost support, and the status quo of a split government (a Democratic president and a Republican Congress) was maintained.
    Fixed-income prices showed some volatility in the first two months of 1997, but remained unchanged from year end. During the six-month reporting period, municipal bond yields decreased an average of 25 basis points. In comparison, taxable yields decreased 30 to 35 basis points over the same period. The Trust performed well in this environment in which interest rates declined and the price of bonds increased.

                                                           Continued on page two

FUND STRATEGY
We employed the following strategies in managing the Trust:

- We invested 51.8 percent of the Trust's long-term investments in AAA-rated securities and 21.6 percent in BBB-rated or non-rated (with an equivalent rating of investment grade at the time of purchase) securities as of February 28, 1997. By investing at both ends of the investment grade rating spectrum, the portfolio's exposure to the volatility of interest rate movements tends to be more balanced. While the AAA-rated securities have provided safety of principal and total return opportunities, lower-rated and non-rated bonds provide income potential and have tended to exhibit lower price volatility as interest rates change. The value of Trust shares will fluctuate.

    [CREDIT QUALITY GRAPH]

    Portfolio Composition by Credit Quality
       as of February 28, 1997

    AAA.................  51.8%
    AA..................   2.7%
    A...................  22.5%
    BBB.................   9.2%
    BB..................   1.4%
    Non-Rated...........  12.4%

    Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

- Rather than focusing on market timing, we attempt to identify securities that we believe will outperform within a sector and which can be acquired at an attractive price. This "bottom-up" approach to security selection, aided by our research team, provides significant added value to the portfolio.

- We invested in bonds in the 15- to 25-year range of the yield curve, seeking to capture the maximum yield with less volatility. Yields on securities in this maturity range were almost 90 percent of the yields on securities maturing in 30 years, with substantially reduced volatility--about two-thirds of the longer maturity securities.

- We adjusted the Trust's duration to seek to manage volatility. Duration, which is expressed in years, is a measurement of the portfolio's volatility to interest rate movements. Portfolios with shorter durations have tended to perform better when interest rates are rising. At the end of the period, the Trust's duration stood at 6.71 years, comparatively shorter than the Lehman Brothers California Municipal Bond Index benchmark of 8.22 years. While the shorter duration boosted the Trust's performance in the first half of 1996 when interest rates rose sharply, it prevented the Trust from taking full advantage of the decline in interest rates during the latter half.

                                                         Continued on page three

[DISTRIBUTION HISTORY BAR GRAPH]

Six-month Distribution History For the Period Ended February 28, 1997


               Sep 1996    Oct 1996    Nov 1996    Dec 1996   Jan 1997  Feb 1997
Capital Gain                                        $ .1593

Dividends      $ .0875     $ .0875      $ .0875     $ .0875   $ .0875    $ .0875

The dividend and/or capital gains history represent past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital California Quality Municipal Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended February 28, 1997, the Trust generated a total return at market price of 6.89 percent(1), including reinvestment of income dividends totaling $.525 per share and capital gains of $.07179 per share. The Trust offered a tax-exempt distribution rate of 6.46 percent(3), based on the closing common stock price of $16.25 per share on February 28, 1997. Because income from the Trust is exempt from federal and state income tax, this distribution rate represents a yield equivalent to a taxable investment earning 11.33 percent(4) (for California investors in the 43 percent combined federal and state income tax bracket).

TOP 5 PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*
                                                                   AS OF
                                                             FEBRUARY 28, 1997
General Purpose.............................................      22.0%
Retail Electric/Gas/Telephone...............................      10.4%
Health Care.................................................      10.2%
Multi-Family Housing........................................       9.6%
Public Building.............................................       9.4%

*As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    California, with the world's seventh largest economy, exhibited stronger growth than the U.S. economy as a whole. The state's budget is as healthy as it has been in years, and the population trend appears to be stabilizing after a slight decline. In addition,

                                                          Continued on page four

California's non-farm employment gains in 1996 outpaced the national increase. The robust economy, along with the passage of Proposition 218 last November, should keep the price of California tax-exempt securities at relatively high levels. Proposition 218 limits the ability of local governments to raise revenue without taxpayer consent. This could potentially lead to a low volume of total municipal bonds and higher bond prices.
    Nationwide, we continue to see signs of a strengthening economy. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, maintaining a slightly defensive posture with the Trust by maintaining a relatively short duration in the event of an increase in interest rates.
    Relatively stable interest rates are favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. The leveraged capital structure of the Trust has continued to provide common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend-paying ability of the common shares, and would also negatively impact the price.
    We believe the Trust is positioned to perform well in the coming months, and do not anticipate major changes in the portfolio's characteristics. We will continue to seek to balance the Trust's total return and dividend income. At the same time, we seek to manage the volatility of the Trust by adjusting the duration when necessary, and to continue to add value through security selection. Thank you for your confidence in Van Kampen American Capital and in your Trust's management team.

Sincerely,

[SIG]

Don G. Powell

Chairman

Van Kampen American Capital

Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President

Van Kampen American Capital

Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1997

         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VQC)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........    6.89%
Six-month total return based on NAV(2)....................    6.62%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    6.46%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................   11.33%

 SHARE VALUATIONS

Net asset value...........................................  $ 16.75
Closing common stock price................................  $16.250
Six-month high common stock price (01/10/97)..............  $16.750
Six-month low common stock price (10/24/96)...............  $15.750
Preferred share rate(5)...................................   3.240%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 43% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                      Coupon    Maturity  Market Value
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          CALIFORNIA  94.9%
$ 1,610   Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc Ser
          A Rfdg............................................    7.500%  05/01/23  $  1,782,254
  2,000   California Edl Fac Auth Rev Univ of La Verne......    6.375   04/01/13     2,042,880
  1,800   California Hlth Fac Fin Auth Rev Kaiser Permanente
          Ser A.............................................    7.000   12/01/10     1,975,428
  1,000   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
          Insd).............................................    6.100   02/01/28     1,014,330
  2,070   California Hsg Fin Agy Rev Home Mtg Ser E (FHA
          Gtd)..............................................    8.350   08/01/19     2,152,345
  1,090   California Hsg Fin Agy Rev Home Mtg Ser F (FHA
          Gtd)..............................................    6.750   08/01/11     1,142,440
  1,000   California Hsg Fin Agy Rev Home Mtg Ser N (FHA
          Gtd)..............................................    6.375   02/01/27     1,023,980
  2,120   California Hsg Fin Agy Rev Insd Hsg Ser E (MBIA
          Insd).............................................    7.000   08/01/26     2,228,777
  3,000   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II..........................................    6.850   08/01/15     3,128,940
  8,190   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II..........................................    6.875   08/01/24     8,509,574
 10,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (Embedded Cap) (AMBAC
          Insd).............................................    6.000   07/01/27    10,232,200
  4,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co Ser B (AMBAC Insd)..........    6.400   12/01/24     4,236,080
  7,800   California Pollutn Ctl Fin Auth Solid Waste Disp
          Rev North Cnty Recycling Ser A (Prerefunded @
          07/01/04).........................................    6.750   07/01/17     8,958,924
  1,000   California St (AMBAC Insd)........................    6.200   02/01/16     1,022,820
  3,655   California St Cpn Muni Rcpts......................        *   03/01/08     2,065,989
  3,655   California St Cpn Muni Rcpts......................        *   09/01/09     1,888,319
  9,600   California St Prin Muni Rcpts.....................        *   09/01/09     4,959,744
  1,125   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Saint Joseph Hlth (AMBAC Insd)..............    6.100   07/01/07     1,213,673
  9,000   California Statewide Cmntys Dev Corp Ctfs Partn
          Insd United Westn Med Cent (Prerefunded @
          12/01/01).........................................    6.750   12/01/21    10,088,010
  5,500   Capistrano, CA Unified Sch Dist Cmnty Fac Dist Spl
          Tax No 87-1 (Prerefunded @ 10/01/00)..............    8.375   10/01/20     6,350,190
  1,600   Carson, CA Impt Bond Act 1915 Assmt Dist No
          92-1..............................................    7.375   09/02/22     1,695,232
  1,000   Central Contra Costa, CA Santn Dist Rev Wastewtr
          Fac Impt Proj (MBIA Insd).........................    6.250   09/01/11     1,076,040
  1,870   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................        *   08/01/97     1,842,081
  1,860   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................        *   02/01/98     1,796,779
  1,930   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................        *   08/01/98     1,829,215
  1,940   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................        *   02/01/99     1,789,805
  2,000   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................        *   08/01/99     1,806,940

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                      Coupon    Maturity  Market Value
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,895   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................        *   02/01/00  $  1,668,775
  2,055   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C..................................        *   02/01/01     1,726,323
  2,660   Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront
          Ser D Rfdg........................................    8.625%  09/01/24     3,185,323
  2,000   Contra Costa Cnty, CA Ctfs Partn Merrithew Mem
          Hosp Proj Rfdg (MBIA Insd)........................    5.500   11/01/22     1,937,060
  1,176   Contra Costa Cnty, CA Multi-Family Hsg Rev
          Crescent Park Apts Proj Ser B (GNMA
          Collateralized)...................................    7.800   12/20/14     1,317,508
  1,000   Contra Costa Cnty, CA Pub Fin Auth Tax Alloc Rev
          Ser A.............................................    7.100   08/01/22     1,067,380
  1,935   Delano, CA Ctfs Partn Ser A.......................    9.250   01/01/22     2,174,669
    935   Fairfield, CA Hsg Auth Mtg Rev Creekside Estates
          Proj Rfdg.........................................    7.875   02/01/15       963,162
  6,000   Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser
          A.................................................        *   01/01/27       918,240
  2,000   Foothill/Eastern Tran Agy Conv Cap Apprec Sr Lien
          Ser A (d).........................................  0/7.050   01/01/10     1,315,480
  1,500   Huntington Beach, CA Pub Fin Auth Rev Huntington
          Beach Redev Proj..................................    7.000   08/01/24     1,504,875
    665   Inglewood, CA Redev Agy Tax Alloc Century Redev
          Proj Ser A........................................    6.125   07/01/23       665,366
  3,205   Lompoc, CA Wtr & Wastewtr Impts Fin Auth Rev Wtr &
          Wastewtr Sys Fin Proj Ser A (MBIA Insd)...........    6.700   03/01/22     3,529,058
  5,000   Long Beach, CA Harbor Rev Ser A (MBIA Insd).......    7.375   05/15/09     5,274,750
  1,000   Long Beach, CA Harbor Rev Ser A (MBIA Insd).......    7.250   05/15/19     1,053,490
  7,000   Los Angeles Cnty, CA Ctfs Partn...................    6.600   11/01/11     7,331,030
 12,000   Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
          Oblig Ser A (MBIA Insd) (c).......................    6.900   06/30/08    14,030,280
  1,795   Los Angeles, CA Cmnty Redev Agy Ctfs Partn
          Allright Garage...................................    7.550   11/01/08     1,908,049
  2,500   Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (FNMA Insd)......................    5.700   12/01/27     2,512,250
  1,780   Los Angeles, CA Single Family Home Mtg Rev Pgm Ser
          A (GNMA Collateralized)...........................    6.875   06/01/25     1,845,290
    825   Mendota & Parlier, CA Unified Sch Dist Ctfs Partn
          Cap Outlay Fin Pgm................................    7.400   01/01/06       837,656
    195   Mendota & Parlier, CA Unified Sch Dist Ctfs Partn
          Cap Outlay Fin Pgm................................    7.500   01/01/11       197,521
    635   Mendota & Parlier, CA Unified Sch Dist Ctfs Partn
          Cap Outlay Fin Pgm................................    7.550   01/01/17       641,242
  1,000   Montebello, CA Unified Sch Dist Ctfs Partn Cap
          Impts Proj........................................    6.300   06/01/11     1,033,990
  2,490   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd).................................    5.125   12/01/23     2,269,012
  2,000   Needles, CA Pub Util Auth Util Sys Acquisition
          (b)...............................................    6.500   02/01/22     1,958,820
  1,650   Newport Beach, CA Spl Tax Spl Impt Dist No 95-1
          Ser A.............................................    6.750   09/01/20     1,693,049


                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                      Coupon    Maturity  Market Value
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,000   Oakland, CA Unified Sch Dist Alameda Cnty Ctfs
          Partn Energy Retrofit Proj........................    6.750%  11/15/14  $  2,010,740
  1,000   Oakland, CA Unified Sch Dist Almeda Cnty Ctfs
          Partn.............................................    7.000   11/15/11     1,085,679
  2,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd)...    5.750   06/01/15     2,028,420
  2,095   Palm Springs, CA Ctfs Partn Multi-Cap Fac Proj
          Rfdg (AMBAC Insd).................................    5.750   04/01/17     2,095,775
  6,000   Paramount, CA Redev Agy Tax Alloc Redev Proj Area
          No 1 Ser B (MBIA Insd)............................        *   08/01/26       880,800
  1,500   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West.........................................        *   12/01/07       727,680
  2,000   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West.........................................        *   12/01/17       440,580
  1,000   Port of Oakland, CA Spl Fac Rev Mitsui O.S.K. Line
          Ltd Ser A.........................................    6.800   01/01/19     1,056,860
  1,400   Rancho Mirage, CA Jt Pwrs Fin Auth Ctfs Partn
          Eisenhower Med Cent Ser A (MBIA Insd).............    5.375   07/01/22     1,327,606
  1,250   Redding, CA Redev Agy Tax Alloc Market Street
          Redev Proj Ser A..................................    6.700   09/01/23     1,312,238
  1,000   Redondo Beach, CA Pub Fin Auth Rev South Bay Cent
          Redev Proj........................................    7.000   07/01/16     1,051,450
  2,000   Richmond, CA Rev YMCA East Bay Proj Rfdg..........    7.250   06/01/17     2,054,820
  5,000   Sacramento, CA City Fin Auth Rev (Prerefunded @
          11/01/01).........................................    6.800   11/01/20     5,622,900
  6,000   San Diego Cnty, CA Wtr Auth Wtr Rev Ctfs Partn Ser
          91 B (Inverse Fltg) (MBIA Insd)...................    8.820   04/08/21     6,667,500
  2,650   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (MBIA Insd).................................    6.400   09/01/18     2,841,224
  5,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (AMBAC Insd)................................    6.100   09/01/19     5,174,650
  3,000   San Francisco, CA City & Cnty Arpt Comm Intl Arpt
          Rev Second Ser Issue 12-A (FGIC Insd).............    5.800   05/01/21     2,959,440
  2,305   San Francisco, CA City & Cnty Redev Agy Hotel Tax
          Rev (FSA Insd)....................................    6.750   07/01/15     2,579,940
  5,000   San Francisco, CA City & Cnty Redev Agy Lease Rev
          George Moscone....................................        *   07/01/08     2,717,150
  3,520   San Francisco, CA City & Cnty Redev Agy Lease Rev
          George Moscone....................................        *   07/01/09     1,791,117
  4,250   San Francisco, CA City & Cnty Redev Agy Lease Rev
          George Moscone....................................        *   07/01/12     1,770,465
  2,130   San Francisco, CA City & Cnty Redev Agy Lease Rev
          George Moscone....................................        *   07/01/14       778,366
    800   San Francisco, CA City & Cnty Redev Agy Lease Rev
          George Moscone (FSA Insd).........................    6.750   07/01/15       895,424
  1,000   San Jose, CA Arpt Rev (AMBAC Insd)................    7.500   03/01/18     1,050,450
  1,000   San Jose, CA Single Family Mtg Rev Cap Apprec Ser
          A.................................................        *   04/01/16       330,620


                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                      Coupon    Maturity  Market Value
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol
          Apartments Ser B (FNMA Insd)......................    5.650%  11/01/21  $  1,022,900
  1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (AMBAC Insd)...............    6.875   11/15/14     1,131,320
  1,000   Santa Clara, CA Impt Bond Act 1915 Assessment Dist
          187 Ser 1996-1....................................    7.000   09/02/11     1,027,090
  2,000   Santa Clarita, CA Cmnty Fac Dist Spl Tax No 92-1
          Ser A.............................................    7.450   11/15/10     2,127,880
  1,760   Southern CA Home Fin Auth Single Family Mtg Rev
          Pgm B (GNMA Collateralized).......................    6.900   10/01/24     1,832,442
  5,000   Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.......................................    6.750   07/01/12     5,661,050
  2,750   Tulare, CA Loc Hosp Dist Hlth Fac Rev Ser A.......    6.750   12/01/21     2,948,137
  1,875   Visalia, CA Ctfs Partn Multi-Proj Ser B Rfdg (MBIA
          Insd).............................................    5.375   12/01/19     1,789,631
  2,785   Yolo Cnty, CA Hsg Auth Mtg Rev Mtg Waggener Ranch
          Proj (FHA Gtd)....................................    7.000   10/01/33     2,888,323
                                                                                  ------------
                                                                                   224,093,304
                                                                                  ------------
          GUAM  0.4%
  1,000   Guam Arpt Auth Rev Ser B..........................    6.700   10/01/23     1,035,200
                                                                                  ------------
          PUERTO RICO  1.1%
  1,000   Centro De Recaudaciones De Ingresos Muni Ctfs
          Partn.............................................    6.850   10/17/03     1,026,630
  1,580   Puerto Rico Hsg Fin Single Family Mtg Rev
          Portfolio 1 C (GNMA Collateralized)...............    6.850   10/15/23     1,659,348
                                                                                  ------------
                                                                                     2,685,978
                                                                                  ------------
          U. S. VIRGIN ISLANDS  3.1%
  6,750   Virgin Islands Pub Fin Auth Rev Matching Fd Ln Nts
          Ser A Rfdg........................................    7.250   10/01/18     7,310,993
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  99.5%
  (Cost $217,454,891) (a).......................................................   235,125,475
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.....................................     1,093,624
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $236,219,099
                                                                                  ============

*Zero coupon bond
(a) At February 28, 1997, cost for federal income tax purposes is $217,454,891; the aggregate gross unrealized appreciation is $17,777,047 and the aggregate gross unrealized depreciation is $106,463, resulting in net unrealized appreciation of $17,670,584.
(b) Securities purchased on a when issued or delayed delivery basis.
(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.
(d) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $217,454,891) (Note 1)...    $235,125,475
Receivables:
  Interest..................................................       3,358,472
  Investments Sold..........................................         763,420
Other.......................................................           4,077
                                                                ------------
      Total Assets..........................................     239,251,444
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       1,953,486
  Custodian Bank............................................         662,554
  Investment Advisory Fee (Note 2)..........................         126,959
  Income Distributions--Common and Preferred Shares.........          85,012
  Administrative Fee (Note 2)...............................          36,274
  Affiliates (Note 2).......................................           6,339
Accrued Expenses............................................         103,321
Deferred Compensation and Retirement Plans (Note 2).........          58,400
                                                                ------------
      Total Liabilities.....................................       3,032,345
                                                                ------------
NET ASSETS..................................................    $236,219,099
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,500 issued with liquidation preference of
  $50,000 per share) (Note 5)...............................    $ 75,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,623,295 shares issued and
  outstanding)..............................................          96,233
Paid in Surplus.............................................     142,409,084
Net Unrealized Appreciation on Investments..................      17,670,584
Accumulated Undistributed Net Investment Income.............         752,942
Accumulated Net Realized Gain on Investments................         290,256
                                                                ------------
      Net Assets Applicable to Common Shares................     161,219,099
                                                                ------------
NET ASSETS..................................................    $236,219,099
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($161,219,099 divided
  by 9,623,295 shares outstanding)..........................    $      16.75
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                   For the Six Months Ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 7,364,311
                                                                -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................        815,322
Administrative Fee (Note 2).................................        232,949
Preferred Share Maintenance (Note 5)........................        101,677
Trustees Fees and Expenses (Note 2).........................         13,166
Legal (Note 2)..............................................         12,707
Custody.....................................................         12,415
Amortization of Organizational Expenses (Note 1)............            428
Other.......................................................         97,281
                                                                -----------
      Total Expenses........................................      1,285,945
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 6,078,366
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................    $   290,294
                                                                -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................     12,435,094
  End of the Period.........................................     17,670,584
                                                                -----------
Net Unrealized Appreciation on Investments During the
  Period....................................................      5,235,490
                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............    $ 5,525,784
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $11,604,150
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended February 28, 1997
                 and the Year Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended        Year Ended
                                                         February 28, 1997    August 31, 1996
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................          $ 6,078,366       $ 12,115,305
Net Realized Gain on Investments.....................              290,294          1,920,906
Net Unrealized Appreciation on Investments During the
  Period.............................................            5,235,490            317,965
                                                              ------------       ------------
Change in Net Assets from Operations.................           11,604,150         14,354,176
                                                              ------------       ------------
Distributions from Net Investment Income:
  Common Shares......................................           (5,052,140)       (10,104,222)
  Preferred Shares...................................           (1,133,455)        (2,753,746)
                                                              ------------       ------------
                                                                (6,185,595)       (12,857,968)
                                                              ------------       ------------
Distributions from and in Excess of Net Realized Gain
  on Investments (Note 1):
  Common Shares......................................             (690,856)               -0-
  Preferred Shares...................................             (203,049)               -0-
                                                              ------------       ------------
                                                                  (893,905)               -0-
                                                              ------------       ------------
Total Distributions..................................           (7,079,500)       (12,857,968)
                                                              ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................            4,524,650          1,496,208
NET ASSETS:
Beginning of the Period..............................          231,694,449        230,198,241
                                                              ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $752,942 and
  $860,171, respectively)............................         $236,219,099       $231,694,449
                                                              ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                              September 27, 1991
                                                                                                (Commencement
                                                              Year Ended August 31              of Investment
                                  Six Months Ended    -------------------------------------     Operations) to
                                  February 28, 1997    1996      1995      1994      1993      August 31, 1992
----------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period(a)......           $16.283   $16.127   $15.699   $17.454   $15.816              $14.805
                                            -------   -------   -------   -------   -------              -------
 Net Investment Income...........              .632     1.259     1.269     1.286     1.305                1.038
 Net Realized and Unrealized
   Gain/Loss on Investments......              .574      .233      .523    (1.693)    1.658                 .870
                                            -------   -------   -------   -------   -------              -------
Total from Investment
 Operations......................             1.206     1.492     1.792     (.407)    2.963                1.908
                                            -------   -------   -------   -------   -------              -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common Shareholders...              .525     1.050     1.050     1.050      .981                 .698
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......              .118      .286      .311      .235      .206                 .199
 Distributions from and in Excess
   of Net Realized Gain on
   Investments (Note 1):
   Paid to Common Shareholders...              .072       -0-      .002      .054      .100                  -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......              .021       -0-      .001      .009      .028                  -0-
                                            -------   -------   -------   -------   -------              -------
Total Distributions..............              .736     1.336     1.364     1.348     1.325                 .897
                                            -------   -------   -------   -------   -------              -------
Net Asset Value, End of the
 Period..........................           $16.753   $16.283   $16.127   $15.699   $17.454              $15.816
                                            -------   -------   -------   -------   -------              -------
Market Price Per Share at End of
 the Period......................           $16.250   $16.125   $15.000   $15.500   $16.750              $15.125
Total Investment Return at Market
 Price(b)........................             6.89%*   14.89%     3.95%     (.90%)   18.66%                5.69%*
Total Return at Net Asset
 Value(c)........................             6.62%*    7.60%    10.02%    (3.81%)   17.89%               11.80%*
Net Assets at End of the Period
 (In millions)...................            $236.2    $231.7    $230.2    $226.1    $243.0               $227.2
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares..........................             1.61%     1.64%     1.66%     1.62%     1.58%                1.55%
Ratio of Expenses to Average
 Net Assets......................             1.09%     1.11%     1.10%     1.10%     1.07%                1.09%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d)...............             6.18%     5.95%     6.22%     6.34%     6.70%                6.09%
Portfolio Turnover...............               10%*      10%       16%        7%       26%                  93%*

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.195 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Quality Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Trust reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs were amortized on a straight line basis over the 60-month period ended September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended February 28, 1997, the Trust recognized expenses of approximately $29,300 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,697,229 and $22,668,611, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

    The following types of Indexed Securities are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    A. An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    B. An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 1,500 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on February 28, 1997, was 3.24% and for the six months then ended rates ranged from 3.24% to 4.75%.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
 Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

SM denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 7,455,039 shares voted for the proposal, 146,251 shares voted against, 259,296 shares abstained and 1,030,261 shares represented broker non-votes. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investments in other investment companies, 3,599,687 shares voted for the proposal, 225,352 shares voted against, 248,179 shares abstained and 4,817,631 shares represented broker non-votes.

         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

THIS PAGE INTENTIONALLY LEFT BLANK

                                       20